SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported)  May 28,
                            1996

          Equivantage Home Equity Loan Trust 1995-2
   (Exact name of registrant as specified in its charter)

New York                               33-87040
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
895-1957


          Equivantage Home Equity Loan Trust 1995-2
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1995-2 makes monthly remittances to security holders. The latest remittance was made May 28, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of May 28,
1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1995-2
                         (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.


                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of May 28, 1996.



EXHIBIT 21.1                       PAGE 6
                         Equivantage Home Equity Loan Trust
1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Reid Denny
Securities Administration Services        Reporting   Month:
April 1996               Phone:                       (410)
884-2085
11000 Broken Land Parkway            Distribution Date:
May 28, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                              Series Structure Summary
                                             Aggregate
Realized               Aggregate         Ending
          Class                   Original Principal
Losses Principal Aggregate Interest      Undistributed
Principal
Class     Description    Principal Type Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________ A-1
Senior    Sequential Pay Fixed           48,500,000.00
6.40000000%         0.00 0.00               0.00
0.8225098351
A-2  Senior    Sequential Pay Fixed           20,000,000.00
6.85000000%         0.00 0.00               0.00
1.0000000000
A-3  Senior    Sequential Pay Fixed            6,952,000.00
7.40000000%         0.00 0.00               0.00
1.0000000000
R         Residual  Residual  Residual            0.00
0.00000000%         0.00 0.00               0.00
0.0000000000
SUB. Subordinate    Support   Accretion           120.20
229.98644004%           1,138.19   0.00               0.00
____________________________________________________________
____________________________________________________________
_______________________________________________ Totals
75,452,120.20                 1,138.19  0.00
0.00   0.9076471240

Report  1 05/21/96 -- 10:55am
Page  1 of  1


EXHIBIT 21.1                       PAGE 7


                         Equivantage Home Equity Loan Trust
1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services      Reporting   Month:
April 1996              Phone:
(410) 884-2085
11000 Broken Land Parkway                    Distribution
Date:     May 28, 1996            InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                                   Class Distribution
Summary
                              Beginning
Principal             Ending
               Pass Through        Principal     Total
Interest    Total Principal            Balance
Principal              Total
Class     Record Date               Rate            Balance
Distribution       Distribution          Reduction
Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________ A-1     04/30/1996
6.40000000%      42,156,215.49         224,833.15
2,264,488.49   0.00      39,891,727.00       2,489,321.64
A-2  04/30/1996          6.85000000%      20,000,000.00
114,166.67     0.00 0.00      20,000,000.00
114,166.67
A-3  04/30/1996          7.40000000%       6,952,000.00
42,870.67 0.00 0.00       6,952,000.00          42,870.67
R         04/30/1996          0.00000000%              0.00
0.00 0.00 0.00               0.00               0.00
SUB. 04/30/1996        229.98644004%       1,377,337.05
0.00 0.00           1,138.19       1,640,172.90
0.00
____________________________________________________________
____________________________________________________________
____________________________________ Totals
70,485,552.54         381,870.49       2,264,488.49
1,138.19      68,483,899.90       2,646,358.98

Report  2 05/21/96 -- 10:55am
Page  1 of  1


EXHIBIT 21.1                       PAGE 8


                    Equivantage Home Equity Loan Trust 1995-
2
Norwest Bank Minnesota, N.A.
Contact:                  Reid Denny
Securities Administration Services        Reporting
Month:         April 1996                Phone:
(410) 884-2085
11000 Broken Land Parkway            Distribution Date:
May 28, 1996              InvestorDirect:           (800)
605-4167
Columbia, MD 21044-7800
               Class Distribution Per 1,000 of Original
Balance
                                                  Total
Other
                              Total Interest Scheduled
Principal Total Principal     Principal          Ending
                                   Distribution   Principal
Distribution    Distribution    Balance       Principal
Class     Cusip               Original Balance
Factor       Factor         Factor    Factor Reduction
Factor
____________________________________________________________
____________________________________________________________
_____________________________ A-1  29476YAC3
48,500,000.00            4.63573505     1.59813155
39.64958907    46.69048433    0.00000000    0.8225098351
A-2  29476YAD1              20,000,000.00
5.70833350     0.00000000          0.00000000     0.00000000
0.00000000    1.0000000000
A-3  29476YAE9               6,952,000.00
6.16666715     0.00000000          0.00000000     0.00000000
0.00000000    1.0000000000
R         N/A            0.00                N/A       N/A
N/A       N/A       N/A             N/A
SUB. N/A            120.20              0.00000000
0.00000000          0.00000000     0.00000000
9469.13477537
____________________________________________________________
____________________________________________________________
_____________________________ Totals
75,452,120.20
0.9076471240

Report  3 05/21/96 -- 10:55am
Page  1 of  1


EXHIBIT 21.1                       PAGE 9

                         Equivantage Home Equity Loan Trust
1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Reid Denny
Securities Administration Services        Reporting   Month:
April 1996        Phone:                    (410) 884-2085
11000 Broken Land Parkway            Distribution Date:
May 28, 1996      InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800
                                   Class Principal
Distribution
          Beginning
Principal           Ending          Current
          Principal        Scheduled      Unscheduled
Other  Total Principal          Balance        Principal
Undistributed
Class       Balance        Principal        Principal
Accretion        Principal     Distribution       Reduction*
Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________ A-1
42,156,215.49        77,509.38     1,923,005.07
263,974.04     0.00     2,264,488.49    0.00
39,891,727.00             0.00
A-2            20,000,000.00  0.00      0.00 0.00 0.00 0.00
0.00    20,000,000.00             0.00
A-3             6,952,000.00  0.00      0.00 0.00 0.00 0.00
0.00     6,952,000.00             0.00
R              0.00 0.00      0.00 0.00 0.00 0.00 0.00
0.00             0.00
SUB.            1,377,337.05  0.00      0.00
(263,974.04)   0.00 0.00         1,138.19     1,640,172.90
0.00
____________________________________________________________
____________________________________________________________
____________________________________________ Totals
70,485,552.54        77,509.38     1,923,005.07   0.00 0.00
2,264,488.49         1,138.19    68,483,899.90
0.00
*Principal Balance Reduction
Realized Losses Principal Balance Reduction
1,138.19
Negative Amortization Principal Balance Reduction
0.00
Other                                    0.00
Notes:
Accretion Amount represents the Subordination Increase
Amount.

Report  4 05/21/96 -- 10:55am
Page  1 of  1


EXHIBIT 21.1                       PAGE 10


                                   Equivantage Home Equity
Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Reid Denny
Securities Administration Services
Reporting   Month:        April 1996            Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:      May 28, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800
                                             Class Interest
Distribution
                    Beginning
Negative                            Ending
               Principal/                          Interest
Amortization                        Principal/
                         Notional   Interest
Shortfall/                    Other         Interest   Total
Interest         Notional
Class       Pass-Through Rate            Balance    Accrual
(Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________ A-1
6.40000000%    42,156,215.49       224,833.15     0.00 0.00
0.00 0.00       224,833.15    39,891,727.00
A-2  6.85000000%    20,000,000.00       114,166.67     0.00
0.00 0.00 0.00       114,166.67    20,000,000.00
A-3  7.40000000%     6,952,000.00  42,870.67 0.00 0.00 0.00
0.00        42,870.67     6,952,000.00
R         0.00000000%                   0.00      0.00 0.00
0.00 0.00 0.00             0.00             0.00
SUB. 229.98644004%     1,377,337.05       263,974.04   0.00
263,974.04     0.00 0.00             0.00     1,640,172.90
____________________________________________________________
____________________________________________________________
_____________________________________________ Totals
645,844.53     0.00       263,974.04    0.00 0.00
381,870.49
Notes:
Interest Shortfall amount represents the Interest Carry-
Forward Amount.

Report  5 05/21/96 -- 10:55am
Page  1 of  1

EXHIBIT 21.1                       PAGE 11



                    Equivantage Home Equity Loan Trust 1995-
2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services        Reporting   Month:
April 1996                         Phone:
(410) 884-2085
11000 Broken Land Parkway            Distribution Date:
May 28, 1996                         InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                         Fund Account Summary
____________________________________________________________
____________________________________________________________
______________________________________________________
Proceeds Account
     Beginning Balance                   0.00
     DEPOSITS:                WITHDRAWALS:
          Interest Net of Servicing Fee
657,304.16               Interest Payments
381,870.49
          Scheduled Principal
77,509.38           Scheduled Principal Payment
77,509.38
          Other Principal
1,924,143.26             Other Principal Payments
2,186,979.11
          Negative Amortization    0.00           Reserve
Fund 1                                         0.00
          Deposits from Reserve Fund    0.00           Fees
and Expenses                                 11,459.63
          Gain/Loss Adjustment
(1,138.19)               Other Withdrawals
0.00
          Other Deposits 0.00
     Total Deposit               2,657,818.61     Total
Withdrawals
2,657,818.61
                              Ending Balance
0.00
____________________________________________________________
____________________________________________________________
______________________________________________________

Report  6
     05/21/96 -- 10:55am
Page  1 of  1

EXHIBIT 21.1                       PAGE 12



                              Equivantage Home Equity Loan
Trust 1995-2
Norwest Bank Minnesota, N.A.                 Contact:
Reid Denny
Securities Administration Services   Reporting   Month:
April 1996     Phone:                           (410) 884-
2085
11000 Broken Land Parkway       Distribution Date:       May
28, 1996  InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800
                                   Loss/Delinquency Detail
                    Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                         Fraud      Bankruptcy  Special
Hazard         Credit         Current           Fraud
Bankruptcy  Special Hazard          Credit       Aggregate
Pool #               Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________
X                         0.00            0.00
0.00 1,138.19        1,138.19            0.00     0.00
0.00        1,138.19        1,138.19
____________________________________________________________
____________________________________________________________
_________________________________________________ Totals
0.00            0.00            0.00    1,138.19
1,138.19            0.00 0.00            0.00
1,138.19        1,138.19
____________________________________________________________
____________________________________________________________
________________________________________
          30  Days  Delinquent    60  Days  Delinquent    90
Days  Delinquent             Foreclosures    REO's
Totals


               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                    24  1,029,129.27         8
316,063.99          19    958,822.95        19  1,380,996.61
1     15,000.00        71       3,700,012.82
____________________________________________________________
____________________________________________________________
________________________________________ Totals
24  1,029,129.27         8    316,063.99          19
958,822.95        19  1,380,996.61         1     15,000.00
71       3,700,012.82

Report  7 05/21/96 -- 10:55am
Page  1 of  1


EXHIBIT 21.1                       PAGE 13


                         Equivantage Home Equity Loan Trust
1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services        Reporting   Month:
April 1996              Phone:
(410) 884-2085
11000 Broken Land Parkway            Distribution Date:
May 28, 1996              InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                              Collateral Summary
               Total|              Pool X
____________________________________________________________
_____________________________________________
Monthly P&I Constant                    764,874.61|
764,874.61
                                             |
Positive Amortization              77,509.38|
77,509.38
Negative Amortization                        0.00|     0.00
Regular Curtailments                2,858.27|
2,858.27
Regular Curtailment Interest                      0.00|
0.00
Prepaid Curtailments                  1,887,596.00|
1,887,596.00
Prepaid Curtailment Interest                      0.00|
0.00
Liquidations             33,688.99|           33,688.99
Principal Adjustments                        0.00|     0.00
          Total Principal Trust Distribution
2,001,652.64|        2,001,652.64
                                             |
Scheduled Interest                 687,365.23|
687,365.23
Servicing Fee            30,061.07|           30,061.07
Master Servicing Fee                2,511.95|
2,511.95
Spread                        0.00|     0.00
               Total Pass-Through Interest
645,844.52|          645,844.52
                                             |
Beginning Balance               70,485,552.54|
70,485,552.54
Ending Balance             68,483,899.90|
68,483,899.90
Gross P&I Distribution                2,658,956.80|
2,658,956.80
Realized Losses/(Gains)             1,138.19|
1,138.19
Net P&I Trust Distribution                 2,657,818.61|
2,657,818.61
                                             |
Beginning Loan Count                     1440|
1440
Number of Loan Payoffs                        36|  36
Ending Loan Count                   1404|
1404
                                             |
Weighted Average Maturity                235.0000000000|
235.0000000000
Weighted Average Gross Rate               11.702231820%|
11.702231820%
Weighted Average Net Rate                 11.190449148%|
11.190449148%
Weighted Average Pass-Through Rate
10.995351468%|       10.995351468%
Weighted Average Margin               0.000000000%|
0.000000000%
                                             |
Advances on Delinquencies                              |
     Current Period Principal                     0.00|
0.00
     Current Period Interest                 772,108.43|
772,108.43
                                             |
                                             |

EXHIBIT 21.1                       PAGE 14


05/21/96 -- 10:55am


                              Equivantage Home Equity Loan
Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services           Reporting
Month:         April 1996                    Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:       May 28, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800
                                             Credit
Enhancement Summary
     Initial         Current         Current
Current         Current            Current Coverage
Period          Period      Cumulative          Coverage
Coverage               Pool
Type/Purpose                                  Amount
Losses       Additions          Losses        Percentage
Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________ Subordination
120.20        1,138.19            0.00        1,138.19
2.39497590%    1,640,172.90      68,483,899.90
                    Principal
               Distribution               Scheduled
Unscheduled


                         Amount    Percentage
Payment       Payment

___________________________________________________________
Senior         2,000,514.45 100.00000000% 100.00000000%
100.00000000%
Subordinate                     0.00   0.00000000%
0.00000000%   0.00000000%



Report  9 05/21/96 -- 10:55am
Page  1 of  1


_